                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                      FORM 8-K/A

                                   AMENDMENT NO. 2

                                    CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): June 13, 1997
                                                 -------------


                               RICHEY ELECTRONICS, INC.
--------------------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)


DELAWARE                    0-9788                   33-0594451
--------------          ----------------         ----------------------
(State of               (Commission file         (IRS Employer
incorporation)          Number)                  Identification Number)


                7441 Lincoln Way, Garden Grove, California      92641
                -----------------------------------------------------
                (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code (714) 898-8288
                                                  --------------

Item 7.  Financial Statements and Exhibits

    (a)  Financial Statements of Businesses Acquired.

         See Appendix 1 attached hereto which contains audited financial information of Simmonds Technologies Inc., as follows:

         1994 Combined Financial Statements

              Auditors' Report

              Combined Balance Sheet as at December 31, 1994

              Combined Statement of Operations and Retained Earnings, Period Ended December 31, 1994

              Combined Statement of Changes in Financial Position, Period Ended December 31, 1994

              Notes to Combined Financial Statements, Period Ended December 31, 1994


         1995 Financial Statements

              Auditors' Report

              Balance Sheet as at December 31, 1995

              Statement of Operations and Retained Earnings, Year Ended December 31, 1995

              Statement of Changes in Financial Position, Year Ended December 31, 1995

              Notes to Financial Statements, Year Ended December 31, 1995


         1996 Financial Statements

              Auditors' Report

              Balance Sheet as at December 31, 1996

              Statement of Operations and Retained Earnings (Deficit), Year Ended December 31, 1996

              Statement of Changes in Financial Position, Year Ended December 31, 1996

              Notes to Financial Statements, Year Ended December 31, 1996

                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       RICHEY ELECTRONICS, INC.
                                               (Registrant)


                                       By:/s/Richard N. Berger
                                          --------------------
                                            Richard N. Berger
                                            Vice President,
                                            Chief Financial Officer
                                            and Secretary



August 25, 1997




191775

                                                                    APPENDIX 1

SIMMONDS TECHNOLOGIES, INC.
----------------------------------------
1994 COMBINED FINANCIAL STATEMENTS

                              SIMMONDS TECHNOLOGIES INC.

                          1994 COMBINED FINANCIAL STATEMENTS



                                       CONTENTS

                                                                            Page

Auditors' Report                                                               1

Combined Balance Sheet                                                         2

Combined Statement of Operations and Retained Earnings                         3

Combined Statement of Changes in Financial Position                            4

Notes to Combined Financial Statements                                       5-7

                                   AUDITORS' REPORT



To the Directors of
SIMMONDS TECHNOLOGIES INC.

We have audited the combined balance sheet of SIMMONDS TECHNOLOGIES INC. (note
1) as at December 31, 1994 and the combined statements of operations and retained earnings and changes in financial position for the period then ended (note 1). These combined financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these combined financial statements (note 1) present fairly, in all material respects, the financial position of the company as at December 31, 1994 and the results of its operations and the changes in its financial position for the period then ended in accordance with generally accepted accounting principles.



/s/ Pannell Kerr Forster

Toronto, Canada
March 17, 1995, except as to note 7,
which is as of July 2, 1997                                Chartered Accountants

SIMMONDS TECHNOLOGIES INC.
COMBINED BALANCE SHEET AS AT


                                                  December 31,
                                                      1994           1994
                                                 -------------  -------------
                                                                   (note 1)
                                        ASSETS
Current assets
    Accounts receivable                            $ 4,113,935    $ 4,086,115
    Inventory                                        4,625,876      4,716,314
    Prepaid expenses                                    64,401         75,731
                                                  ------------  -------------
                                                     8,804,212      8,878,160
Capital assets (note 3)                                282,809        296,802
Deferred charges                                       252,464             --
                                                  ------------  -------------
                                                   $ 9,339,485    $ 9,174,962
                                                  ------------  -------------
                                                  ------------  -------------



                         LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities
    Bank indebtedness (note 4)                     $ 2,341,168    $   993,494
    Accounts payable and accrued liabilities         2,810,427      4,161,228
    Income taxes payable                                    --        231,940
                                                  ------------  -------------
                                                     5,151,595      5,386,662
Due to parent company (note 5)                         539,122             --
                                                  ------------  -------------
                                                     5,690,717      5,386,662
                                                  ------------  -------------
Shareholder's equity
    Share capital (note 6)                             589,108        589,108
    Retained earnings                                3,059,660      3,199,192
                                                  ------------  -------------
                                                     3,648,768      3,788,300
                                                  ------------  -------------
                                                   $ 9,339,485    $ 9,174,962
                                                  ------------  -------------
                                                  ------------  -------------
See accompanying notes

On behalf of the Board:

         Director

         Director

SIMMONDS TECHNOLOGIES INC.
COMBINED STATEMENT OF OPERATIONS AND RETAINED EARNINGS
PERIOD ENDED DECEMBER 31, 1994 (note 1)


Sales                                              $ 6,633,131
Cost of sales                                        4,992,147
                                                  ------------
Gross margin                                         1,640,984
                                                  ------------
Expenses
    Selling, general and administrative              1,710,162
    Interest                                            54,741
    Amortization                                        15,613
                                                  ------------
                                                     1,780,516
                                                  ------------
Net loss                                              (139,532)
Retained earnings, beginning of period (note 1)      3,199,192
                                                  ------------
Retained earnings, end of period                   $ 3,059,660
                                                  ------------
                                                  ------------

See accompanying notes

SIMMONDS TECHNOLOGIES INC.
COMBINED STATEMENT OF CHANGES IN FINANCIAL POSITION
PERIOD ENDED DECEMBER 31, 1994 (note 1)


During the period, cash was provided by (used in) the following activities:

Operating activities
    Net loss                                                     $   (139,532)
    Add item not involving cash
       Amortization of capital assets                                  15,613
                                                                 ------------
                                                                     (123,919)
    Net change in non-cash working capital items                   (1,508,793)
    Increase in due to parent company                                 539,122
                                                                 ------------
Cash used in operating activities                                  (1,093,590)
                                                                 ------------
Investing activities
    Purchase of capital assets                                         (1,620)
    Increase in deferred charges                                     (252,464)
                                                                 ------------
Cash used in investing activities                                    (254,084)
                                                                 ------------
Net increase in bank indebtedness during the period                (1,347,674)

Bank indebtedness, beginning of period (note 1)                      (993,494)
                                                                 ------------
Bank indebtedness, end of period                                 $ (2,341,168)
                                                                 ------------
                                                                 ------------

See accompanying notes

SIMMONDS TECHNOLOGIES INC.
NOTE TO COMBINED FINANCIAL STATEMENTS
PERIOD ENDED DECEMBER 31, 1994 (note 1)


1.  BASIS OF FINANCIAL STATEMENTS

    Simmonds Technologies Inc., a wholly-owned subsidiary of Simmonds Capital Limited (SCL), was created on March 2, 1995 through the amalgamation and continuation of Cardinal Industrial Electronics (1992) Ltd., Carsten Electronics Limited and W.E.S. Electronics Ltd. These companies were acquired by SCL effective October 31, August 31 and September 30, 1994, respectively.

    The comparative combined balance sheet represents the aggregate balance sheets of Cardinal Industrial Electronics (1992) Ltd., Carsten Electronics Limited and W.E.S. Electronics Ltd. as at their acquisition dates.

    The combined statement of operations and retained earnings includes the results of operations of the foregoing companies for the period from acquisition to December 31, 1994. Any intercompany transactions and balances have been eliminated.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    This combined financial statement has been prepared by management in accordance with generally accepted accounting principles, the more significant of which are outlined below.

    INVENTORY

    Inventory is recorded at the lower of cost and net realizable value, with cost being determined on a first-in, first-out basis.

    CAPITAL ASSETS

    Capital assets are recorded at cost. Amortization is provided over the estimated useful lives of capital assets at the following annual rates and methods:

         Furniture and equipment       -    20% declining balance
         Data processing equipment     -    30% declining balance
         Leasehold improvements        -    10 years, straight-line

    DEFERRED CHARGES

    Salaries, overhead and direct costs incurred in 1994 related to the acquisition and integration of companies have been accounted for as deferred charges. The balance will be amortized on a straight-line basis over four years commencing in January 1996.

    DEFERRED INCOME TAXES

    The company uses the deferral method of income tax allocation.

SIMMONDS TECHNOLOGIES INC.
NOTE TO COMBINED FINANCIAL STATEMENTS
PERIOD ENDED DECEMBER 31, 1994 (note 1)

3.  CAPITAL ASSETS

    Capital assets consist of the following:

                                         December 31, 1994             1994
                                 --------------------------------   ---------
                                            Accumulated              (note 1)
                                    Cost   Amortization     Net         Net
                                 --------- ------------ ---------   ---------
    Furniture and equipment      $ 190,180    10,008    $ 180,172   $ 187,568
    Data processing equipment       66,583     3,329       63,254      67,802
    Leasehold improvements          41,432     2,049       39,383      41,432
                                 --------- ------------ ---------   ---------
                                 $ 298,195    15,386    $ 282,809   $ 296,802
                                 --------- ------------ ---------   ---------
                                 --------- ------------ ---------   ---------

4.  BANK INDEBTEDNESS

    Bank indebtedness consists of the following:

                                                   December 31,
                                                        1994         1994
                                                     -----------  -----------
                                                                      (note 1)
  Operating loan bearing interest at prime
    plus 1 1/2%                                      $ 1,180,000  $ 1,240,000
  Revolving demand loan bearing interest at prime        810,000           --
  Cash                                                        --     (246,506)
  Bank overdraft                                         351,168           --
                                                     -----------  -----------
                                                     $ 2,341,168  $   993,494
                                                     -----------  -----------
                                                     -----------  -----------

    Security for bank indebtedness includes a general security agreement, a general assignment of book debts, a security agreement over inventory, a demand debenture for $400,000 and postponements of claim from predecessor shareholders of Cardinal Industrial Electronics (1992) Ltd.

5.  DUE TO PARENT COMPANY AND RELATED PARTY TRANSACTIONS

    At December 31, 1994, the component companies of Simmonds Technologies Inc. had advances due to SCL in the amount of $539,122 bearing interest at the rate of 1% per month. There are no specific terms for repayment.

    During the period, the companies paid management fees of $319,006 to SCL.

SIMMONDS TECHNOLOGIES INC.
NOTE TO COMBINED FINANCIAL STATEMENTS
PERIOD ENDED DECEMBER 31, 1994 (note 1)

6.  SHARE CAPITAL

    Share capital consists of the following:

                                                    December 31,
                                                         1994          1994
                                                    ------------  -----------
                                                                     (note 1)
  Authorized
     Unlimited number of common shares
  Issued
     Common shares                                     $ 589,108    $ 589,108
                                                    ------------  -----------
                                                    ------------  -----------

    Share capital at December 31, 1994 represents the aggregate share capital of Cardinal Industrial (1992) Ltd., Carsten Electronics Limited and W.E.S. Electronics Ltd.

7. RECONCILIATION OF CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

                                                               December 31,
                                                                   1994
                                                            -----------------

  Net loss per Canadian GAAP                                     $ 139,532
  Deferred charges written off per US GAAP(a)                      252,464
                                                            -----------------
  Net loss per US GAAP                                           $ 391,996
                                                            -----------------

    (a) Salaries, overhead and direct costs incurred in 1994 related to the acquisition and integration of companies have been accounted for as deferred charges. The balance will be amortized on a straight line basis over four years commencing in January 1996. In the United States, Financial Accounting Standards require that these charges, that are deferred and amortized for Canadian purposes, be expensed when incurred for U.S. purposes.

SIMMONDS TECHNOLOGIES, INC.
--------------------------------
1995 FINANCIAL STATEMENTS

                              SIMMONDS TECHNOLOGIES INC.

                              1995 FINANCIAL STATEMENTS

                                       CONTENTS

                                                                            Page


Auditors' Report                                                               1

Balance Sheet                                                                  2

Statement of Operations and Retained Earnings                                  3

Statement of Changes in Financial Position                                     4

Notes to Financial Statements                                               5-10

                                   AUDITORS' REPORT


To the Directors of
SIMMONDS TECHNOLOGIES INC.


We have audited the balance sheet of SIMMONDS TECHNOLOGIES INC. as at December 31, 1995 and the statements of operations and retained earnings and changes in financial position for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at December 31, 1995 and the results of its operations and the changes in its financial position for the year then ended in accordance with generally accepted accounting principles.



/s/ Pannell Kerr Forster

Toronto, Canada
March 15, 1996, except as to note 12,
which is as of July 2, 1997                                Chartered Accountants

SIMMONDS TECHNOLOGIES INC.
BALANCE SHEET AS AT DECEMBER 31


                                                         1995         1994
                                                    ------------  -----------
                                                                    (note 1)
                                        ASSETS
Current assets
    Accounts receivable                             $  5,768,032  $ 4,113,935
    Inventory                                          9,981,584    4,625,876
    Prepaid expenses                                     334,975       64,401
                                                    ------------  -----------

                                                      16,084,591    8,804,212
Capital assets(note 4)                                 2,669,685      282,809
Deferred charges                                       2,078,511      252,464
Goodwill                                                 418,945        --
                                                    ------------  -----------
                                                    $ 21,251,732  $ 9,339,485
                                                    ------------  -----------
                                                    ------------  -----------

                         LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities
    Bank indebtedness (note 5)                      $  7,052,029  $ 2,341,168
    Accounts payable and accrued liabilities           5,388,715    2,810,427
    Current portion of obligations under capital
      lease                                              344,819       --
                                                    ------------  -----------
                                                      12,785,563    5,151,595
Due to parent company (note 8(a))                      2,527,599      539,122
Obligations under capital lease (note 6)               1,916,684       --
                                                    ------------  -----------
                                                      17,229,846    5,690,717
                                                    ------------  -----------
Shareholder's equity
    Share capital (note 7)                             1,189,108      589,108
    Retained earnings                                  2,832,778    3,059,660
                                                    ------------  -----------
                                                       4,021,886    3,648,768
                                                    ------------  -----------
                                                    $ 21,251,732  $ 9,339,485
                                                    ------------  -----------
                                                    ------------  -----------

See accompanying notes

SIMMONDS TECHNOLOGIES INC.
STATEMENT OF OPERATIONS AND RETAINED EARNINGS
YEAR ENDED DECEMBER 31


                                                          1995         1994
                                                    ------------  -----------
                                                                    (note 1)

Sales                                               $ 43,527,740  $ 6,633,131
Cost of sales                                         31,857,322    4,992,147
                                                    ------------  -----------
Gross margin                                          11,670,418    1,640,984
                                                    ------------  -----------
Expenses
   Selling, general and administrative                11,139,263    1,710,162
   Interest                                              484,123       54,741
   Amortization                                          273,914       15,613
                                                    ------------  -----------
                                                      11,897,300    1,780,516
                                                    ------------  -----------
Net Loss                                                (226,882)    (139,532)

Retained earnings, beginning of year (note 1)          3,059,660    3,199,192
                                                    ------------  -----------
Retained earnings, end of year                      $  2,832,778  $ 3,059,660
                                                    ------------  -----------
                                                    ------------  -----------

    See accompanying notes

SIMMONDS TECHNOLOGIES INC.
STATEMENT OF CHANGES IN FINANCIAL POSITION
YEAR ENDED DECEMBER 31


                                                          1995         1994
                                                    ------------  -----------
                                                                    (note 1)
During the year, cash was provided by (used in) the following activities:


Operating activities
    Net loss                                        $   (226,882) $  (139,532)
    Add items not involving cash:
         Amortization of capital assets                  144,858       15,613
         Amortization of deferred charges                 82,507         --
         Amortization of goodwill                         46,549         --
                                                    ------------  -----------
                                                          47,032     (123,919)
    Net change in non-cash working capital items      (4,562,569)  (1,508,793)
    Increase in due to parent company                  1,848,955      539,122
                                                    ------------  -----------
Cash used in operating activities                     (2,666,582)  (1,093,590)
                                                    ------------  -----------
Financing activities
    Increase in obligations under capital lease        2,261,503         --
    Increase in share capital                            600,000         --
                                                    ------------  -----------
Cash provided by financing activities                  2,861,503         --
                                                    ------------  -----------
Investing activities
    Increase in capital assets acquired under
      capital lease                                   (2,305,443)        --
    Purchase of capital assets                          (226,291)      (1,620)
    Increase in deferred charges                      (1,908,554)    (252,464)
    Increase in goodwill                                (465,494)        --
                                                    ------------  -----------
Cash used in investing activities                     (4,905,782)    (254,084)
                                                    ------------  -----------
Net increase in bank indebtedness during the year     (4,710,861)  (1,347,674)

Bank indebtedness, beginning of year                  (2,341,168)    (993,494)
                                                    ------------  -----------
Bank indebtedness, end of year                       $(7,052,029) $(2,341,168)
                                                    ------------  -----------
                                                    ------------  -----------

    See accompanying notes

SIMMONDS TECHNOLOGIES INC.
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 1995


1.  BASIS OF FINANCIAL STATEMENTS

    Simmonds Technologies Inc., a wholly-owned subsidiary of Simmonds Capital Limited (SCL), was created on March 2, 1995 through the amalgamation and continuation of Cardinal Industrial Electronics (1992) Ltd., Carsten Electronics Limited and W.E.S. Electronics Ltd. These companies were acquired by SCL effective October 31, August 31 and September 30, 1994, respectively. During 1995, the issued and outstanding shares of Electronic Wholesalers Co. Ltd., E W Electronics Wholesalers Ltd. and Cite Electronique Inc. were acquired by SCL on behalf of Simmonds Technologies Inc. and were subsequently wound up into that company.

    In these financial statements, the statements of income and retained earnings and changes in financial position reflect the results of operations of the foregoing companies for the year ended December 31, 1995, except for Cite Electronique, which is for the ten months then ended.

    The comparative financial statements for the period ended December 31, 1994 represent the combined financial statements of Cardinal Industrial Electronics (1992) Ltd., Carsten Electronics Limited and W.E.S. Electronics Ltd. for the period from acquisition to December 31, 1994.

    The carrying values of the assets, liabilities and shareholders' equity of Cardinal Industrial Electronics (1992) Ltd., Carsten Electronics Limited and W.E.S. Electronics Ltd. have not been comprehensively revalued pursuant to the acquisition of control by SCL. The business combinations resulting from the acquisition of Electronic Wholesalers Co. Ltd., E W Electronic Wholesalers Ltd. and Cite Electronique Inc. have been accounted for by the purchase method (note 2).

2.  ACQUISITIONS

    In April 1995, with an effective date of January 1, 1995, the company acquired all of the issued and outstanding shares of Electronic Wholesalers Co. Ltd. of Montreal and E W Electronic Wholesalers Ltd. of Ottawa for total consideration of $741,362 consisting of cash of $141,362, 228,558 SCL common shares valued at $300,000 and 187,500 SCL preferred shares, Series 3 valued at $300,000.

    In May 1995, with an effective date of March 1, 1995, the company acquired all of the issued and outstanding common shares of Cite Electronique Inc. for cash consideration of $296,824.

    Both of the foregoing companies are in the business of distributing electronic components. The net assets acquired and the amounts assigned thereto are as follows:

                                               ELECTRONIC
                                              WHOLESALERS
                                                  AND              CITE
                                             E W ELECTRONIC      ELECTRONIQUE
                                             --------------      ------------
Total assets                                    $ 3,200,728         $ 996,264
Total liabilities                                 2,863,671           760,629
                                             --------------      ------------
Net assets acquired                                 337,057           235,635
Goodwill on acquisition                             404,305            61,189
                                             --------------      ------------
Acquisition cost                                $   741,362         $ 296,824
                                             --------------      ------------
                                             --------------      ------------

SIMMONDS TECHNOLOGIES INC.
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 1995

3.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    These financial statements have been prepared by management in accordance with generally accepted accounting principles, the more significant of which are outlined below.

    INVENTORY

    Inventory is recorded at the lower of cost and net realizable value, with cost being determined on a first-in, first-out basis.

    CAPITAL ASSETS

    Capital assets are recorded at cost. Amortization is provided over the estimated useful lives of capital assets at the following annual rates and methods:

         Furniture and equipment       -    20% declining balance
         Data processing equipment     -    30% declining balance
         Leasehold improvements        -    10 years, straight-line

    Amortization of capital assets under capital lease commences in January, 1996 with the opening of the new facility in Pickering, Ontario.

    DEFERRED CHARGES

    Salaries, overhead and direct costs incurred in 1994 and 1995 related to the acquisition and integration of companies, the implementation of a new management information system and the construction of new premises in Pickering, Ontario have been accounted for as deferred charges. The balance will be amortized on a straight-line basis over four years commencing in January 1996 with the opening of the new facility in Pickering, Ontario.

    Costs associated with the development of the product catalogue are being amortized on a straight line basis over three years commencing in 1995.

    GOODWILL

    Goodwill represents the excess of the acquisition cost over the fair value assigned to the identifiable net assets acquired of Electronic Wholesalers Co. Ltd., E W Electronics Wholesalers Ltd. and Cite Electronique Inc. (note
    2).  It is amortized on a straight line basis over ten years.

    DEFERRED INCOME TAXES

    The company uses the deferral method of income tax allocation.

SIMMONDS TECHNOLOGIES INC.
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 1995

4.  CAPITAL ASSETS

    Capital assets consists of the following:
                                                          1995

                                       --------------------------------------
                                                    Accumulated
                                           Cost     Amortization       Net
                                       -----------  ------------   ----------
Furniture and equipment
    Purchased                           $  256,457        75,201   $  181,274
    Acquired under capital lease           562,187          --        562,187

Data processing equipment
    Purchased                              205,819       100,148      105,671
    Acquired under capital lease         1,565,566          --      1,565,566

Leasehold improvements
    Purchased                               86,309         9,012       77,297
    Acquired under capital lease           177,690          --        177,690
                                       -----------  ------------   ----------

                                        $2,854,046       184,361   $2,669,685
                                       -----------  ------------   ----------
                                       -----------  ------------   ----------


                                                    1994 (note 1)
                                       --------------------------------------
                                                    Accumulated
                                           Cost     Amortization       Net
                                       -----------  ------------   ----------
Furniture and equipment
    Purchased                           $  190,180        10,008   $  180,172

Data processing equipment
    Purchased                               66,583         3,329       63,254

Leasehold improvements
    Purchased                               41,432         2,049       39,383
                                       -----------  ------------   ----------
                                        $  298,195        15,386   $  282,809
                                       -----------  ------------   ----------
                                       -----------  ------------   ----------

5.  BANK INDEBTEDNESS

    Bank indebtedness consists of the following:
                                                       1995           1994
                                                    ------------   ----------
                                                                    (note 1)

    Operating demand loan                             $5,644,700   $1,990,000
    Non-revolving demand loan                            530,000         --
    Other indebtedness                                   877,329      351,168
                                                    ------------   ----------
                                                      $7,052,029   $2,341,168
                                                    ------------   ----------
                                                    ------------   ----------

    The demand loans bear interest at prime plus .25% and .75% respectively and are secured by a general assignment of book debts, security under Section 427 of the Bank Act, a hypothecation on moveable property, an agreement of commercial letter of credit, a reimbursement agreement for Letter of Guarantee and a Scotia Lease Agreement.

    During the year, the company incurred interest of $484,123 related to short-term indebtedness.

SIMMONDS TECHNOLOGIES INC.
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 1995

6.  OBLIGATIONS UNDER CAPITAL LEASE

    The company has obligations under capital leases in respect of capital assets, as follows:

                                           1995          1994
                                        ----------    ----------
                                                       (note 1)

    1996                                $  592,008   $   --
    1997                                   613,374       --
    1998                                   613,374       --
    1999                                   611,512       --
    2000                                   484,708       --
    2001 and thereafter                     93,058       --
                                        ----------    ----------

    Total minimum lease payments         3,008,034       --

    Less:  amount representing
     interest at an average rate of 12%   746,531       --
                                        ----------    ----------
    Capital lease obligations            2,261,503       --
    Less:  current portion                 344,819       --
                                        ----------    ----------
    Long-term portion                   $1,916,684   $   --
                                        ----------    ----------
                                        ----------    ----------

7.  SHARE CAPITAL

    Share capital consists of the following:

                                           1995          1994
                                        ----------    ----------
                                                       (note 1)

    Authorized
         Unlimited number of Class A
          preference shares, issuable
          in series
         Unlimited number of common
          shares

    Issued
         600,100 common shares          $1,189,108    $1,189,108
                                        ----------    ----------
                                        ----------    ----------

Share capital at December 31, 1994 represents the aggregate share capital of Cardinal Industrial (1992) Ltd., Carsten Electronics Limited and W.E.S. Electronics Ltd. These companies were amalgamated on March 2, 1995 and continued as Simmonds Technologies Inc. The share capital at December 31, 1995 represents the aggregate share capital of the amalgamated companies (100 shares) together with 600,000 common shares subscribed for and issued to SCL for the amount of $600,000. The SCL share subscription was in respect of acquisitions (note 2).

SIMMONDS TECHNOLOGIES INC.
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 1995

8.  RELATED PARTY TRANSACTIONS

    (a) Due to parent company consists of an advance from Simmonds Capital Limited (parent) of $2,388,077 (1994-$539,112), which bears interest at the rate of 1% per month. There are no specific terms for repayment.

    (b)  Accounts payable includes $139,522 (1994-nil) due to an affiliate.

    (c) During the year, the company entered into the following transactions with its affiliates:

                                           1995          1994
                                        ----------    ----------
                                                       (note 1)

Purchases of product                     $ 146,107  $   --
Management fees                            279,769       319,006
Interest                                   361,200      --

9.  INCOME TAX BENEFIT

    The company has tax benefits available to offset future income for tax purposes, the benefit of which has not been recorded in the financial statements, of approximately $225,000 (1994-nil).

10. COMMITMENTS

    The company is committed under operating leases for rental of equipment and premises extending for various periods to and beyond 2000. Future minimum annual payments required over the next five years and thereafter are as follows:

         1996                         $  1,024,581
         1997                              943,172
         1998                              878,485
         1999                              777,886
         2000                              700,021
         2001 and thereafter             7,019,939
                                       -----------
                                      $ 11,344,084
                                       -----------
                                       -----------

SIMMONDS TECHNOLOGIES INC.
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 1995

11. SUBSEQUENT EVENTS

    (a) Effective January 1996, the company purchased all of the issued and outstanding shares of a company operating as Radio Supply and Services Ltd. for consideration of approximately $150,000, being an amount equal to the net book value of the company at December 31, 1995 and an amount of up to $100,000.

    (b) Subsequent to the year end, the company signed agreements for acquisitions of capital assets under capital leases. The lease payments required over the next five years and thereafter are as follows:


               1996                                                 $   429,312
               1997                                                     572,783
               1998                                                     572,783
               1999                                                     547,725
               2000                                                     272,071
               2001 and thereafter                                       78,541
                                                                    -----------
               Total minimum lease payments                           2,473,215
               Less: amount representing
                interest at an average rate of
                8.8%                                                    435,435
                                                                    -----------

               Capital lease obligations                            $ 2,037,780
                                                                    -----------
                                                                    -----------

12. RECONCILIATION OF CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

         Net loss per Canadian GAAP                                 $   226,882
         Adjustments
              Deferred charges written
               off per US GAAP(net)(a)                                1,826,047
                                                                    -----------

         Net loss per US GAAP                                       $ 2,052,929
                                                                    -----------
                                                                    -----------

    (a) Salaries, overhead and direct costs incurred related to the acquisition and integration of companies, the implementation of a new management information system and the construction of new premises have been accounted for as deferred charges. The balance will be amortized on a straight-line basis over four years commencing in January 1996. Costs associated with the development of the product catalogue are being amortized on a straight-line basis over three years which commenced in 1995. In the United States, Financial Accounting Standards require that these charges that are deferred and amortized for Canadian purposes, be expensed when incurred for US purposes.

SIMMONDS TECHNOLOGIES, INC.
----------------------------------
1996 FINANCIAL STATEMENTS

                              SIMMONDS TECHNOLOGIES INC.

                              1996 FINANCIAL STATEMENTS

                                       CONTENTS

                                                                            Page

Auditors' Report                                                               1

Balance Sheet                                                                  2

Statement of Operations and Retained Earnings (Deficit)                        3

Statement of Changes in Financial Position                                     4

Notes to Financial Statements                                                5-9

                                   AUDITORS' REPORT


To the Directors of
SIMMONDS TECHNOLOGIES INC.



We have audited the balance sheet of SIMMONDS TECHNOLOGIES INC. as at December 31, 1996 and the statements of operations and retained earnings (deficit) and changes in financial position for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at December 31, 1996 and the results of its operations and the changes in its financial position for the year then ended in accordance with generally accepted accounting principles.



/s/ Pannell Kerr Forster


Toronto, Canada
March 14, 1997                                             Chartered Accountants
except as to note 12,
which is as of July 2, 1997

SIMMONDS TECHNOLOGIES INC.
BALANCE SHEET AS AT DECEMBER 31


                                                        1996         1995
                                                     -----------  -----------
                                        ASSETS
Current assets
  Accounts receivable                                $ 5,806,388  $ 5,768,032
  Inventory                                           11,275,340    9,981,584
  Prepaid expenses                                        96,031      334,975
                                                     -----------  -----------

                                                      17,177,759   16,084,591
Capital assets (note 3)                                6,703,171    2,669,685
Deferred charges                                       1,579,902    2,078,511
Goodwill                                                 400,861      418,945
                                                     -----------  -----------

                                                    $ 25,861,693 $ 21,251,732
                                                     -----------  -----------
                                                     -----------  -----------

                        LIABILITIES, SHARE CAPITAL AND DEFICIT

Current liabilities
  Indebtedness (note 5)                             $ 10,343,970 $  7,052,029
  Accounts payable and accrued liabilities             6,838,151    5,388,715
  Income taxes payable                                    53,078           --
  Current portion of obligations under capital
    lease                                              1,219,657      344,819
                                                     -----------  -----------

                                                      18,454,856   12,785,563
Due to related parties (note 8)                        8,241,111    2,527,599
Obligations under capital lease (note 6)               4,437,425    1,916,684
                                                     -----------  -----------

                                                      31,133,392   17,229,846
                                                     -----------  -----------

Share capital and deficit
  Share capital (note 7)                               1,189,108    1,189,108
  Retained earnings (deficit)                         (6,460,807)   2,832,778
                                                     -----------  -----------

                                                      (5,271,699)   4,021,886
                                                     -----------  -----------

                                                    $ 25,861,693 $ 21,251,732
                                                     -----------  -----------
                                                     -----------  -----------

See accompanying notes

SIMMONDS TECHNOLOGIES.
STATEMENT OF OPERATIONS AND RETAINED EARNINGS (DEFICIT)
YEAR ENDED DECEMBER 31


                                                         1996         1995
                                                     -----------  -----------

Sales                                                $41,799,146  $43,527,740

Cost of sales                                         31,470,453   31,857,322
                                                     -----------  -----------

Gross margins                                         10,328,693   11,670,418
                                                     -----------  -----------


Expenses
  Salaries and benefits                               10,207,321    6,683,402
  General and administrative                           3,389,082    2,569,215
  Selling                                                800,348      661,356
  Occupancy                                            1,770,957    1,225,290
                                                     -----------  -----------
                                                      16,167,708   11,139,263
                                                     -----------  -----------
Earnings (loss) from operations                      (5,839,015)      531,155
                                                     -----------  -----------
Other expense
  Interest                                             1,787,131      484,123
  Amortization                                         1,617,439      273,914
                                                     -----------  -----------

                                                       3,404,570      758,037
                                                     -----------  -----------

Loss before income taxes                             (9,243,585)    (226,882)

Income taxes, current                                     50,000           --
                                                     -----------  -----------

Net loss                                             (9,293,585)    (226,882)

Retained earnings, beginning of year                   2,832,778    3,059,660
                                                     -----------  -----------

Retained earnings (deficit), end of year            $(6,460,807)  $ 2,832,778
                                                     -----------  -----------
                                                     -----------  -----------

See accompanying notes

SIMMONDS TECHNOLOGIES INC.
STATEMENT OF CHANGES IN FINANCIAL POSITION
YEAR ENDED DECEMBER 31


                                                        1996         1995
                                                     -----------  -----------
During the year, cash was provided (used in) the following activities:

Operating activities
  Net loss                                          $ (9,293,585)  $ (226,882)
  Add items not involving cash:
       Amortization of capital assets                  1,015,883      144,858
       Amortization of deferred charges                  559,662       82,507
       Amortization of goodwill                           41,894       46,549
                                                     -----------  -----------

                                                      (7,676,146)      47,032
  (Increase) decrease in non-cash working capital
   items                                                 409,346   (4,702,091)
                                                      -----------  -----------

Cash used in operating activities                     (7,266,800)  (4,655,059)
                                                      -----------  -----------

Financing activities
  Increase in obligations under capital lease          3,395,579    2,261,503
  Increase in share capital                                   --      600,000
  Increase in due to related parties                   5,713,512    1,988,477
                                                      -----------  -----------

Cash provided by financing activities                  9,109,091    4,849,980
                                                     -----------  -----------

Investing activities
  Purchase of capital assets                          (5,049,369)  (2,531,734)
  Increase in deferred charges                           (61,053)  (1,908,554)
  Increase in goodwill (net)                             (23,810)    (465,494)
                                                      -----------  -----------

Cash used in investing activities                     (5,134,232)  (4,905,782)
                                                      -----------  -----------

Net increase in indebtedness during the year          (3,291,941)  (4,710,861)

Indebtedness, beginning of year                       (7,052,029)  (2,341,168)
                                                      -----------  -----------

Indebtedness, end of year                           $(10,343,970) $(7,052,029)
                                                      -----------  -----------
                                                      -----------  -----------





See accompanying notes

SIMMONDS TECHNOLOGIES INC.
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 1996


1.  SIMMONDS CAPITAL LIMITED AND SCL ELECTRONICS LTD.

    The company, SCL Technologies, Inc. (SCLT), SCL Plastics Inc. (SCLP), A.C. Simmonds & Sons Limited (ACS) and ACS Components Inc. (ACSC) are wholly-owned subsidiaries of SCL Electronics Ltd. (SCLE). SCLE is a wholly-owned subsidiary of Simmonds Capital Limited (SCL).


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    On November 30, 1996, SCL announced that it had retained an investment banker to assist in the assessment of strategic alternatives with respect to the company. Since that time, management has held discussions with prospective investors and is proceeding with negotiations for investment capital.

    During this period, management has also developed and has started to implement a restructuring plan that would lead to profitable operations.

    On the basis that management is confident of success, the financial statements have been prepared using accounting principles applicable to a going concern.

    These financial statements have been prepared by management in accordance with generally accepted accounting principles, the more significant of which are outlined below.

    INVENTORY

    Inventory is recorded at the lower of cost and net realizable value, with cost being determined on a first-in, first-out basis.

    CAPITAL ASSETS

    Capital assets are recorded at cost. Amortization is provided over the estimated useful lives of capital assets at the following annual rates and methods:

         Furniture and equipment       -    20% declining balance
         Data processing equipment     -    5 years, straight-line
         Leasehold improvements        -    10 years, straight-line

    DEFERRED CHARGES

    Salaries, overhead and direct costs incurred in 1994 and 1995 related to the acquisition and integration of companies, the implementation of a new management information system and the construction of new premises in Pickering, Ontario have been accounted for as deferred charges. The balance is being amortized on a straight-line basis over four years, commencing in January 1996.

    Costs associated with the development of the product catalogue are being amortized on a straight-line basis over three years commencing in 1995.

SIMMONDS TECHNOLOGIES INC.
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 1996


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

    Goodwill

    Goodwill represents the excess of the acquisition cost over the fair value assigned to the identifiable net assets acquired of Electronic Wholesalers Co. Ltd., E.W. Electronic Wholesalers Ltd., Cite Electronique Inc. and Radio Supply and Services Ltd. It is being amortized on a straight line basis over ten years.

3.  CAPITAL ASSETS
                                                        1996
                                       --------------------------------------
                                                     Accumulated
                                          Cost      Amortization      Net
                                       ----------  -------------  -----------
Furniture and equipment
    Purchased                          $  623,284        148,139   $  475,145
    Acquired under capital lease        1,457,173        245,878    1,211,295

Data processing equipment
    Purchased                             191,365        129,681       61,684
    Acquired under capital lease        5,205,216        613,295    4,591,921

Leasehold improvements
    Purchased                             179,105         19,907      159,198
    Acquired under capital lease          250,368         46,440      203,928
                                       ----------  -------------  -----------

                                      $ 7,906,511      1,203,340  $ 6,703,171
                                       ----------  -------------  -----------
                                       ----------  -------------  -----------

                                                       1995
                                       --------------------------------------
                                                    Accumulated
                                          Cost      Amortization       Net
                                       ----------  -------------  -----------
Furniture and equipment
    Purchased                          $  256,475         75,201  $   181,274
    Acquired under capital lease          562,187             --      562,187

Data processing equipment
    Purchased                             205,819        100,148      105,671
    Acquired under capital lease        1,565,566             --    1,565,566

Leasehold improvements
    Purchased                              86,309          9,012       77,297
    Acquired under capital lease          177,690             --      177,690
                                       ----------  -------------  -----------

                                       $2,854,046        184,361  $ 2,669,685
                                       ----------  -------------  -----------
                                       ----------  -------------  -----------

SIMMONDS TECHNOLOGIES INC.
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 1996


4.  ACQUISITIONS

    In January 1996 the company purchased all of the issued and outstanding shares of Radio Supply and Services Ltd. for total consideration of $128,338, consisting of cash of $43,338 and 9,849 SCL common shares valued at $85,000.

    Radio Supply and Services Ltd. is in the business of distributing electronic components. The net assets acquired and the amounts assigned thereto are as follows:

         Total assets                   $ 288,158
         Total liabilities                244,820
                                        ---------

         Net assets acquired               43,338
         Goodwill on acquisition           85,000
                                        ---------

         Acquisition cost               $ 128,338
                                        ---------
                                        ---------

5.  INDEBTEDNESS

    Indebtedness consists primarily of the company's share of the SCLE line of credit. The credit facility is secured by a General Security Agreement covering all assets of that company and its subsidiaries, general assignment of book debts, assignments under Section 427 of the Bank Act (Canada), assignment of insurance and a guarantee signed by SCL.

    During the year, the company incurred interest of $918,522 (1995 - $484,123) related to short-term indebtedness.

6.  OBLIGATIONS UNDER CAPITAL LEASE

                                                           1996         1995
                                                        ----------  -----------

          1996                                          $       --  $   592,008
          1997                                           1,717,871      613,374
          1998                                           1,717,871      613,374
          1999                                           1,716,009      611,512
          2000                                           1,280,518      484,708
          2001 and thereafter                              428,748       93,058
                                                        ----------  -----------

          Total minimum lease payments                   6,861,017    3,008,034
          Less:  amount representing interest at an
           average rate of 12%                           1,203,935      746,531
                                                        ----------  -----------

          Obligations under capital lease                5,657,082    2,261,503
          Less:  current portion                         1,219,657      344,819
                                                        ----------  -----------

                                                       $ 4,437,425  $ 1,916,684
                                                        ----------  -----------
                                                        ----------  -----------

Interest in respect of obligations under capital lease amounted to $442,609 (1995 - Nil).

SIMMONDS TECHNOLOGIES INC.
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 1996

7.  SHARE CAPITAL
                                                           1996         1995
                                                        ----------  -----------
Authorized
   Unlimited         number of Class A
                     preference shares, issuable
                     in series

   Unlimited         number of common shares

Issued
          600,100    common shares                     $ 1,189,108  $ 1,189,108
                                                        ----------  -----------
                                                        ----------  -----------

8.  RELATED PARTY TRANSACTIONS

    The company was charged $492,000 (1995 - $279,769) by SCL and SMMI for accounting, financial, computer and other business services and $661,886 (1995 - Nil) interest by SCLE as part of the shared line of credit
    (note 5).

    The company incurred $426,000 (1995 - $361,200) interest on the outstanding SCL and SMMI balance at a rate of 1% per month. This amount has no specific terms for repayment. All other amounts outstanding are non-interest bearing with no specific terms for repayment.

    The company purchased $227,445 (1995 - $146,107) on normal trade terms from ACS. The company also had sales to SCLT on normal trade terms of $79,907 (1995 - Nil).

    Net amounts due to related parties consist of the following:

                                                          1996         1995
                                                      ----------  -----------

         ACS                                         $   197,026  $   139,522
         SCLE and subsidiaries                           644,374           --
         SCL and subsidiaries                          7,399,711    2,388,077
                                                      ----------  -----------

                                                     $ 8,241,111  $ 2,527,599
                                                      ----------  -----------
                                                      ----------  -----------

9.  INCOME TAX BENEFIT

    The company has tax benefits available to offset future income for tax purposes, the benefit of which has not been recorded in the financial statements, of approximately $8,000,000 (1995 - $225,000).

SIMMONDS TECHNOLOGIES INC.
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 1996

10. COMMITMENTS

    The company is committed under operating leases for rental of premises and equipment extending for various periods up to and beyond 2001. Future minimum annual payments required over the next five years and thereafter are as follows:

                                                1996           1995
                                            -----------   ------------

          1996                              $        --   $  1,024,581
          1997                                1,070,222        943,172
          1998                                1,064,652        878,485
          1999                                  950,644        777,886
          2000                                  869,493        700,021
          2001                                  914,430        736,199
          Thereafter                          9,224,568      6,283,740
                                            -----------   ------------

                                           $ 14,094,009   $ 11,344,084
                                            -----------   ------------
                                            -----------   ------------

11. COMPARATIVE AMOUNTS

    Certain comparative amounts have been reclassified to conform to the presentation of the 1996 financial statements.

12. RECONCILIATION OF CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

         Net loss per Canadian Adjustments  $ 9,293,585

         Adjustments
              Deferred charges written off
               per US GAAP(a)(net)            (498,609)

              Capital assets written down
               per US GAAP (b)                 400,000
                                           -----------
         Net loss per US GAAP              $ 9,194,976
                                           -----------
                                           -----------

    (a) Salaries, overhead and direct costs incurred related to the acquisition and integration of companies, the implementation of a new management information system and the construction of new premises have been accounted for as deferred charges. The balance will be amortized on a straight line basis over four years which commenced in January 1996. Costs associated with the development of the product catalogue are being amortized on a straight line basis over three years which commenced in 1995. In 1996, amortization of deferred charges amounted to $559,662 compared to $61,053 of deferred charges capitalized resulting in a net reduction to the Loss per US GAAP. In the United States, Financial Accounting Standards require that these charges, that are deferred and amortized for Canada purposes be expensed when incurred for US purposes.

    (b) Salaries and overhead incurred in 1996 directly related to the implementation of the new management information system have been accounted for as capital asset additions to be amortized over the useful life of the asset. In the United States, Financial Accounting Standards require that these charges that are capitalized and amortized for Canadian purposes, be expensed when incurred for US purposes.